SECOND QUARTER 2021 AUGUST 12, 2021 Exhibit 99.2

SECOND QUARTER 2021 TAKEWAYS | 2 Economic recovery from the impact of the COVID-19 pandemic continues and demand increases • Q2 revenue up 29.0% on a reported basis, up 26.2% in constant currency(1) ‒ Includes 310 bps impact from the acquisition of Softworld, Inc. (“Softworld”) on April 5, 2021 • All operating segments have returned to year-over-year revenue growth as we anniversary the depth of the COVID-19 impact during the quarter; four out of five segments had sequential improvement in their revenue recovery ratio(2) for the quarter Near-term steps to capitalize on improving demand • Continuing robust return to workplace protocols and reopening offices as needed to support our customers, employees and talent • Addressing talent supply in Education and talent supply and fulfillment challenges in Professional & Industrial to meet customer demand and accelerate revenue growth • Continuing with strong management of our cost base; focusing on maintaining operating leverage as revenue rebounds and continuing with organic investment in our selected specialties Continued focus on our future • Advanced our inorganic growth strategy with the April 2021 acquisition of Softworld, a specialty technology staffing and workforce solutions firm serving customers in a variety of industries in the U.S. ‒ Impact on top- and bottom-line growth for the enterprise from a targeted acquisition in a high-value specialty was visible in Q2 • Reinstated quarterly dividend payments to shareholders as economic recovery continues (1)Constant Currency represents year-over-year changes resulting from translating 2021 financial data into USD using 2020 exchange rates. (2)Recovery ratio is defined as 2021 organic revenue on a 2019 constant currency basis divided by 2019 revenue.

SECOND QUARTER 2021 FINANCIAL SUMMARY

	Actual Results	Change	Constant Currency Change[1]
Revenue	$1.3B	29.0%	26.2%
Gross Profit %	18.4%	(100) bps	
Earnings from Operations	$13.7M	24.1%	16.5%
Earnings Per Share	$0.60	($0.44)	

- Revenue improved as demand for our services increased from the prior year, which was impacted by the COVID-19 pandemic. In addition, the acquisition of Softworld added 310 bps to the revenue growth rate. Temporary staffing revenue improved 32%, outcome-based services revenue improved 8% and permanent placement revenue more than doubled
- GP rate declined year-over-year due to unfavorable product mix as staffing services grew more quickly than outcome-based services and the impact of government wage subsidies in the prior year. The decline was partially offset by higher perm fees and the acquisition of Softworld, which generates higher gross profit rates
- Earnings from operations improved in all operating segments, except Professional & Industrial. Earnings from operations includes $2.3 million of earnings from Softworld
- The year-over-year change in earnings per share is due primarily to a decline in the non-cash gain from the investment in Persol Holdings common stock, net of tax

[1]Constant Currency represents year-over-year changes resulting from translating 2021 financial data into USD using 2020 exchange rates.

| 3

SECOND QUARTER 2021 FINANCIAL SUMMARY

(Excluding Gain/loss on investment in Persol Holdings and Restructuring)

	Actual Results	Change	Constant Currency Change[4]
Revenue	$1.3B	29.0%	26.2%
Gross Profit %	18.4%	(100) bps	
Earnings from Operations[1]	$13.7M	26.0%	18.3%
Earnings Per Share[1],[2]	$0.49	($0.02)	
Adjusted EBITDA[1],[2],[3]	$22.2M	31.6%	
Adjusted EBITDA Margin[1],[2],[3]	1.8%	10 bps	

- Revenue improved as demand for our services increased from the prior year, which was impacted by the COVID-19 pandemic. In addition, the acquisition of Softworld added 310 bps to the revenue growth rate. Temporary staffing revenue improved 32%, outcome-based services revenue improved 8% and permanent placement revenue more than doubled
- GP rate declined year-over-year due to unfavorable product mix as staffing services grew more quickly than outcome-based services and the impact of government wage subsidies in the prior year. The decline was partially offset by higher perm fees and the acquisition of Softworld, which generates higher gross profit rates
- Earnings from operations improved in all operating segments, except Professional & Industrial. Earnings from operations includes $2.3 million of earnings from Softworld
- Adjusted EBITDA improved by $5.3 million, $4.5 million from the acquisition of Softworld, and also from higher earnings from operations in four out of five operating segments

[1]Excludes restructuring accrual adjustments of $0.2 million, $0.2 million net of tax or $0.00 per share in Q2 2020.

[2]Excludes gain on investment in Persol Holdings of $6.3 million, $4.4 million net of tax or $0.11 per share in Q2 2021 and gain on investment in Persol Holdings of $29.6 million, $20.6 million net of tax or $0.52 per share in Q2 2020.

[3]Excludes gain from equity investment of $1.7 million in Q2 2021 and loss from equity investment of $1.3 million in Q2 2020.

[4]Constant Currency represents year-over-year changes resulting from translating 2021 financial data into USD using 2020 exchange rates.

| 4

SECOND QUARTER 2021 EPS SUMMARY $ in millions except per share data | 5 • As adjusted, both net earnings and EPS declined slightly (1)Gain on investment in Persol Holdings of $6.3 million, $4.4 million net of tax or $0.11 per share in Q2 2021 and gain on investment in Persol Holdings of $29.6 million, $20.6 million net of tax or $0.52 per share in Q2 2020. (2)Restructuring accrual adjustments of $0.2 million, $0.2 million net of tax or $0.00 per share in Q2 2020. Amount Per Share Amount Per Share Net earnings (loss) $24.0 $0.60 $41.1 $1.04 (Gain) loss on investment in Persol Holdings, net of taxes(1) (4.4) (0.11) (20.6) (0.52) Restructuring charges, net of taxes(2) - - (0.2) - Adjusted net earnings $19.6 $0.49 $20.3 $0.51 Second Quarter 2021 2020

SECOND QUARTER 2021 REVENUE GROWTH | 6 • Total revenue improved as demand for our services increased from the COVID-19 pandemic-impacted prior year • Education revenue increased substantially as a greater proportion of the schools we service utilized in-person and hybrid instructional delivery, which increases the demand for our services. Revenues in the prior year reflect most schools utilizing remote instructional delivery, which negatively impacts the demand for our services • Science, Engineering & Technology includes the results of Softworld, which added 1,230 bps to the SET revenue growth rate (1)Constant Currency represents year-over-year changes resulting from translating 2021 financial data into USD using 2020 exchange rates. Reported Constant Currency(1) REVENUE GROWTH BY SEGMENTREVENUE MIX BY SEGMENT Professional & Industrial Science, Engineering & Technology Education Outsourcing & Consulting International 29.0% 14.8% 20.6% 322.1% 28.2% 31.6% 26.2% 14.0% 20.1% 322.1% 26.1% 21.6% 0% 10% 20% 30% 40% 50% 60% Total Professional & Industrial Science, Engineering & Technology Education Outsourcing & Consulting International 350% 300% 250% 37% 24% 8% 9% 22%

| 7 REVENUE TRENDS Percent in Constant Currency(1) (1)Constant Currency represents year-over-year changes resulting from translating 2021 financial data into USD using 2020 exchange rates. (2)Includes the 2021 results of Softworld, which was acquired as of April 5, 2021, and was included in the reported results of operations in Science, Engineering & Technology, from the date of acquisition. (3)Recovery rate is defined as 2021 organic revenue on a 2019 constant currency basis divided by 2019 revenue. Q2 2021(2) Q2 2021 (Recovery Rate(3)) Q1 2021 (Recovery Rate(3)) Total 26.2% 89% 87% Professional & Industrial 14.0% 83% 81% Science, Engineering & Technology 20.1% 91% 90% Education 322.1% 90% 80% Outsourcing & Consulting 26.1% 111% 107% International 21.6% 89% 90%

SECOND QUARTER 2021 GROSS PROFIT GROWTH • Total gross profit improved on higher revenue, partially offset by a decline in the GP rate compared with prior year • Professional & Industrial’s 4.7% decline in gross profit reflects a 14.8% improvement in revenue and a 330 bps decline in GP rate. The GP rate decline was impacted by prior year government wage subsidies and the impact of unfavorable product mix as staffing revenue growth, which has lower margins, exceeded revenue growth from outcome-based services partially offset by the impact of higher perm fees • Included in Science, Engineering & Technology’s increase is a 21% increase in gross profit as a result of the Softworld acquisition. In addition, organic gross profit increased as organic revenue increased 8.3% and the organic gross profit rate improved 40 bps due to growth in fee business and specialty mix • Education’s substantial improvement in gross profit reflects the increases in revenue, partially offset by a 130 bps decrease in GP rate driven primarily by the prior year government wage subsidies • Outsourcing & Consulting’s 19.3% improvement reflects a 28.2% increase in revenue, partially offset by a 240 bps decline in GP rate due to product mix (1)Constant Currency represents year-over-year changes resulting from translating 2021 financial data into USD using 2020 exchange rates. | 8 GROSS PROFIT MIX BY SEGMENT GROSS PROFIT GROWTH BY SEGMENT Reported Constant Currency(1) 22.1% (4.7%) 31.5% 291.1% 19.3% 43.8% 19.6% (5.5%) 31.1% 291.1% 15.7% 32.9% (10%) 0% 10% 20% 30% 40% 50% 60% Total Professional & Industrial Science, Engineering & Technology Education Outsourcing & Consulting International 350 300% 250% Professional & Industrial Science, Engineering & Technology Education Outsourcing & Consulting International 33% 29% 7% 15% 16%

19.4% 18.4% 17.0% 17.5% 18.0% 18.5% 19.0% 19.5% 20.0% 20.5% 21.0% Q2 2020 GP Rate Softworld Perm Fees Professional & Industrial Education All Other Q2 2021 GP Rate SECOND QUARTER 2021 GROSS PROFIT RATE GROWTH | 9 (160) bps 50 bps 70 bps (30) bps (30) bps • Overall GP rate declined due to unfavorable product mix as staffing services grew more quickly than outcome-based services and the impact of government wage subsidies in the prior year. The decline was partially offset by higher perm fees and the acquisition of Softworld, which generates higher gross profit rates • Softworld added 50 bps to the total company GP rate as it delivers higher margins from specialty services • Permanent placement fees increased as customers accelerated permanent hiring activity and due to the Q4 2020 acquisition of Greenwood/Asher & Associates • Professional & Industrial was impacted by unfavorable product mix as staffing services grew more quickly than outcome-based services, higher costs in outcome-based services and the government wage subsidies in the prior year • Education GP rate declined due to government wage subsidies in the prior year

$178 $217 $150 $160 $170 $180 $190 $200 $210 $220 $230 Q2 2020 SG&A Operating Segments Softworld Corporate FX Q2 2021 SG&A SECOND QUARTER 2021 SG&A $ in millions | 10 • Expenses in the Operating Segments, excluding Softworld, increased primarily as a result of the cessation of temporary expense mitigation actions that were enacted at the onset of COVID-19 in 2020 and from higher performance-based incentive compensation expenses • Softworld expenses include amortization expense related to acquired intangible assets • Corporate expenses increased primarily due to performance-based incentive compensation expenses (1)Excludes 2021 results of Softworld, which was acquired as of April 5, 2021, and was included in the reported results of operations in Science, Engineering & Technology, from the date of acquisition. $8 $25 $4 $2 (1)

SECOND QUARTER 2021 BALANCE SHEET DATA $ in millions | 11 • Accounts Receivable reflects DSO of 60 days, down 1 day from a year ago and down 4 days from Q4 2020. The decrease from Q4 2020 reflects collections of receivables from several large customers who were carrying higher receivable balances due to customer-driven administrative issues at the end of the year • Cash of $64 million net of short-term borrowing decreased from Q4 2020 as a result of cash paid upon the acquisition of Softworld during the second quarter of 2021 ‒ U.S. credit facilities include a $200 million revolving credit facility and a $150 million securitization facility ACCOUNTS RECEIVABLE CASH, NET OF SHORT-TERM BORROWINGS $216 $223 $64 $0 $50 $100 $150 $200 $250 Q2 2020 Q4 2020 Q2 2021 $1,085 $1,265 $1,363 $500 $700 $900 $1,100 $1,300 $1,500 Q2 2020 Q4 2020 Q2 2021

RECENT ACQUISITIONS | 12 • Softworld is a leading technology staffing and workforce solutions firm that serves clients across several end-markets, including financial services, life sciences, aerospace, defense, insurance, retail, and IT consulting ‒ Softworld has been included on Staffing Industry Analysts’ list of the fastest growing staffing firms in the United States for each of the past five years • In 2021, the market for temporary information technology staffing in the U.S. is projected to reach $33.5 billion, making it the largest professional staffing segment(1) (1)Staffing Industry Analysts U.S. Staffing Industry Forecast | April 13, 2021

OUTLOOK – FULL YEAR 2021 | 13 Revenue • Up 11% to 12% YOY ‒ Includes 210 to 230 from Softworld acquisition ‒ Includes 140 bps favorable impact of FX GP Rate • 18.5% rate expected to be favorable to pre-COVID margins ‒ Includes 30 bps impact from Softworld acquisition ‒ Favorable impact of higher fee-based business and slower recovery of lower margin specialties ‒ 2020 results include favorable impact of 20 bps from COVID related wage subsidies SG&A • Up 9% to 10% ‒ Includes costs savings from 2020 restructuring actions ‒ Reflects organic investment in SET and Education specialty growth Tax Rate • Effective rate in the low-teens ‒ Includes impact of Work Opportunity Credit which has been extended through 2025

OUR OPERATING MODEL ALIGNS TO THESE SPECIALTIES.

We have redesigned our operating model to drive profitable growth in our chosen specialties.

	Kelly Professional & Industrial	Kelly Science, Engineering, Technology & Telecom	Kelly Education	Kelly OCG	Kelly International
Revenue	$1.9B	$1.0B[1]	$0.3B[2]	$0.4B	$1.0B
GP Rate	17.8%	20.5%[1]	14.7%	33.0%	12.7%
Geographic Span	North America	North America	U.S.	Global	EMEA & Mexico
Specialties	– Industrial – Contact Center – Office – Professional	– Engineering – Science & Clinical – IT – Telecom	– K-12 – Early Childhood – Higher Ed – Special Needs	– MSP[3] – RPO[3] – PPO[3] – Consulting	– EMEA Regional Life Sciences – Local Niches

Kelly size and margin profiles are based on 2020 full year results.

[1]Kelly SET revenue and GP rate was $1.1B and 22.0%, respectively, including the results of Softworld on a pro forma basis.

[2]Kelly Education revenue was $0.5B prior to COVID-19 pandemic disruption in 2019, including the results of Insight on a pro forma basis.

[3]Managed Service Provider ("MSP"); Recruitment Process Outsourcing ("RPO"); Professional Payroll Outsourcing ("PPO")

| 14

OUR M&A ACTIVITIES ARE SHIFTING OUR PORTFOLIO.

2017
- Kelly acquires Teachers On Call
- Kelly sells Kelly Healthcare Resources to InGenesis

2018
- Kelly sells Kelly Legal Managed Services to Trustpoint.One
- Kelly acquires Global Technology Associates

2019
- Kelly acquires NextGen Global Resources
- Kelly announces sale/leaseback of HQ real estate
- Kelly acquires Insight

2020
- Kelly sells Brazil staffing operations
- Kelly acquires Greenwood/ Asher & Associates

2021
- Kelly acquires Softworld

| 15

NON-GAAP MEASURES | 16 Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the 2021 and 2020 gains and losses on the investment in Persol Holdings and the 2020 restructuring charges, are useful to understand the Company's fiscal 2021 financial performance and increases comparability. Specifically, Management believes that removing the impact of these items allows for a meaningful comparison of current period operating performance with the operating results of prior periods. Management also believes that such measures are used by those analyzing performance of companies in the staffing industry to compare current performance to prior periods and to assess future performance. Management uses Adjusted EBITDA (adjusted earnings before interest, taxes, depreciation and amortization) and Adjusted EBITDA Margin (percent of total GAAP revenue) which Management believes is useful to compare operating performance compared to prior periods and uses it in conjunction with GAAP measures to assess performance. Our calculation of Adjusted EBITDA may not be consistent with similarly titled measures of other companies and should be used in conjunction with GAAP measurements. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

SAFE HARBOR STATEMENT | 17 This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties. The principal important risk factors that could cause our actual performance and future events and actions to differ materially from such forward-looking statements include, but are not limited to, changing market and economic conditions, the recent novel coronavirus (COVID-19) outbreak, competitive market pressures including pricing and technology introductions and disruptions, disruption in the labor market and weakened demand for human capital resulting from technological advances, competition law risks, the impact of changes in laws and regulations (including federal, state and international tax laws), unexpected changes in claim trends on workers’ compensation, unemployment, disability and medical benefit plans, or the risk of additional tax liabilities in excess of our estimates, our ability to achieve our business strategy, our ability to successfully develop new service offerings, material changes in demand from or loss of large corporate customers as well as changes in their buying practices, risks particular to doing business with government or government contractors, the risk of damage to our brand, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, services of licensed professionals and services connecting talent to independent work, our increasing dependency on third parties for the execution of critical functions, our ability to effectively implement and manage our information technology strategy, the risks associated with past and future acquisitions, including risk of related impairment of goodwill and intangible assets, exposure to risks associated with investments in equity affiliates including PersolKelly Pte. Ltd., risks associated with conducting business in foreign countries, including foreign currency fluctuations, the exposure to potential market and currency exchange risks relating to our investment in Persol Holdings, risks associated with violations of anticorruption, trade protection and other laws and regulations, availability of qualified full- time employees, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, our ability to sustain critical business applications through our key data centers, risks arising from failure to preserve the privacy of information entrusted to us or to meet our obligations under global privacy laws, the risk of cyberattacks or other breaches of network or information technology security, our ability to realize value from our tax credit and net operating loss carryforwards, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this report and in our other filings with the Securities and Exchange Commission. Actual results may differ materially from any forward-looking statements contained herein, and we undertake no duty to update any forward- looking statement to conform the statement to actual results or changes in the Company’s expectations.